UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2018 (May 2, 2018)

_________________________________________________________
Triangle Capital Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 719-4770
Not Applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On May 2, 2018, Triangle Capital Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in these Items 2.02 and 7.01 of Form 8-K, and Exhibit 99.1 attached hereto, are being furnished by the Company in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition as of and for the quarter ended March 31, 2018.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in these Items 2.02 and 7.01, and Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Set forth below are descriptions of the matters voted on at the Company’s 2018 Annual Meeting of Stockholders, held today, Wednesday, May 2, 2018, and the final results of such voting:
Proposal 1 - Election of Directors
The following individuals, constituting all of the nominees named in the Company's Proxy Statement, as filed with the Securities and Exchange Commission on March 1, 2018, were elected as directors to serve until the Company's 2019 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Against	Abstain	Broker Non-Votes
E. Ashton Poole	18,154,883	6,944,026	734,521	17,523,855
Steven C. Lilly	18,246,362	6,840,020	747,049	17,523,854
W. McComb Dunwoody	18,556,963	6,703,081	573,386	17,523,855
Mark M. Gambill	18,273,698	6,991,754	567,980	17,523,853
Benjamin S. Goldstein	18,587,572	6,672,615	573,243	17,523,855
Mark F. Mulhern	18,243,711	7,012,397	577,322	17,523,855
Simon B. Rich, Jr.	17,813,735	7,447,945	571,749	17,523,856
Garland S. Tucker, III	18,640,306	6,688,892	504,232	17,523,855
Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
The proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
40,136,318	1,509,298	1,711,669
Proposal 3 - Advisory Vote on Executive Compensation
A proposal to approve an advisory resolution regarding executive compensation, as described in the proxy materials, was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain	Broker Non-Votes
21,611,768	3,328,626	893,036	17,523,855

Item 7.01.	Regulation FD Disclosure.
The disclosure contained in Item 2.02 of this current report on Form 8-K is hereby incorporated in this Item 7.01 by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 2, 2018 of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: May 2, 2018	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer